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                                                                   Exhibit 10.40

                             MODIFICATION AGREEMENT

      This Modification Agreement (hereinafter the "Agreement") is dated the day of September, 2000, and is entered into by and between FINTUBE TECHNOLOGIES, INC., an Oklahoma corporation (hereinafter the "Company"), whose mailing address is 15660 North Dallas Parkway, Suite 500, Dallas, Texas 75248, the location of Company's principal place of business and chief executive office as of the date hereof, the several financial institutions from time to time a party to the Original Loan Agreement, as that term is defined below (collectively, the "Lenders") and BANK OF AMERICA, N.A., a national banking association, as Swing Line Lender and as agent for the Lenders (the "Agent"), whose address is 515 South Boulder, Tulsa, Oklahoma 74103, and the various financial institutions who are parties to this Agreement (collectively with Agent, the "Lenders").

      R E C I T A L S:

      1. The parties have had a financing arrangement evidenced by that certain Credit Agreement dated January 3, 2000 (the "Original Loan Agreement"), along with the other documents and loan papers contemplated thereby, pursuant to which the Lenders agreed to make available to the Company various loans and credit facilities up to an aggregate amount of $59,000,000.00, upon the terms and conditions set forth in the Original Loan Agreement.

      2. The Company has agreed to sell to a third party its leasehold interest in certain property (the "Disposition Property") described on the attached Exhibit "A", and the Agent has agreed to release the mortgage and financing statements between Company and Agent, dated January 3, 2000, as they describe and encumber the Disposition Property, in return for which the Company will execute in favor of Agent a Real Estate Mortgage, Assignment, Security Agreement and Financing Statement in the form attached hereto as Exhibit "B" (the "New Mortgage") and other agreements as requested by Agent to create a Lien on the Company's real property located in Tulsa County, Oklahoma which the Company recently acquired from HARSCO Corporation, which is described on the attached Exhibit "C" (the "New Property") (collectively the New Mortgage and all other documents and instruments required by Agent in connection therewith are hereinafter referred to as the "Modification Documents").

      3. Subject to the terms, conditions and provisions described herein, the parties now desire to amend, modify, ratify and renew the Original Loan Agreement and the other documents and instruments contemplated thereby in the manner hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual agreements herein contained, the conditions, covenants, representations and warranties set forth herein, and other


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good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto mutually agree as follows:

      1. Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Original Loan Agreement.

      2. Transactions. Upon receipt of the fully executed New Mortgage, a title insurance policy insuring the Lien of the New Mortgage in an amount and in all other respects acceptable to Agent, a survey of the New Property in a form and otherwise acceptable to Agent, and such other documents, instruments and assurances as Agent shall reasonably request, Agent shall release the Disposition Property of and from any Lien in favor of Agent in existence on the date hereof.

      3. Mortgages. The term "Mortgages" as used in the Original Loan Agreement, as amended hereby, shall hereafter include the New Mortgage.

      3. "Loan Documents" and "Loan Agreement". The term "Loan Documents" as used in the Original Loan Agreement, as amended hereby, shall be interpreted to include this Agreement, the New Mortgage, the other Modification Documents, and all of the other documents heretofore or hereafter creating, evidencing, securing and/or relating to the indebtedness and obligations of the Company to the Lender. The term "Loan Agreement" as may be used in any of the Loan Documents, including but not limited to this Agreement, shall be amended to mean the Original Loan Agreement, together with and as modified by this Agreement.

      4. Ratification of Security Interests. Except for those that are to be released in accordance with this Agreement, Company hereby ratifies, confirms and reaffirms all security interests, liens and other encumbrances created under the Original Loan Agreement in favor of Agent and all other Loan Documents as security for repayment of any and all of Company's indebtedness to the Lender, and to secure Company's performance of any and all Loan Documents, all of which shall continue in full force and effect and with the same priority as security for repayment and satisfaction of such Indebtedness and all modifications and renewals thereof.

      5. Modification, Ratification, Representations and Warranties. The terms and provisions of the Original Loan Agreement and all other Loan Documents executed in connection therewith shall be deemed amended, modified, and changed throughout so as to reflect consistently the matters provided herein. As amended, modified, renewed or changed consistent herewith, the terms and provisions of the Original Loan Agreement and all other Loan Documents (except for those released in accordance with this Agreement) shall remain in full force and effect.

      6. Representations and Warranties. Company represents and warrants to Lender that (a) there is no event or condition which is, or with notice or lapse of time or both would be, a default or Event of Default under the Loan Agreement; (b) the representations and warranties in the Loan Agreement are true as of the date of this Agreement as if made on the date of this Agreement; (c) this Agreement does not conflict with any law, agreement or obligation by which Company is bound;


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and (d) this Agreement is within Company's powers, has been duly authorized, and does not conflict with any of Company's organizational papers.

      7. Obligations Unaffected. Except as otherwise specified herein, the terms and conditions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of the Company to the Lender pursuant to and as evidenced by the Loan Documents. As a material inducement to the Lender to execute and deliver this Agreement, Company hereby acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the obligations created or evidenced by the Loan Documents, including but not limited to the Note. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of the other Loan Documents, the terms and conditions of this Agreement shall control.

      8. Costs. Company agrees to pay to Lender on demand all costs, fees and expenses (including without limitation attorneys' fees and legal expenses) incurred or accrued by the Lender in connection with the preparation, execution, delivery, filing and recording of this Agreement, the Security Instruments and the other Loan Documents, or any amendment, waiver, consent or modification thereto or thereof, or any enforcement thereof, including without limitation the Lender's attorneys' fees and expenses.

      9. Separability. If any provision of this Agreement and the other Loan Documents is held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the other provisions hereof, and this Agreement and the other Loan Documents shall be construed and enforced as if such provision had not been included herein.

      10. Binding Effect. Except as otherwise expressly provided herein, this Agreement will remain in effect until all of Company's obligations to Lender under this Agreement have been fully discharged. This Agreement shall be binding upon Company and Guarantor and their successors and assigns and shall inure to the benefit of the Lender, its successors and assigns.

      11. Headings. The headings used herein are for convenience and administrative purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

      12. Entirety. This Agreement and the other documents executed concurrently or in connection herewith or pursuant hereto, as they modify the Original Loan Agreement and the other Loan Documents, constitute the entire agreement between the parties hereto, and may not be changed orally but shall be changed or modified only in writing and signed by all of the parties hereto.

      13. Governing Law; Miscellaneous. This Agreement and the other Loan Documents, as amended and modified by this Agreement and the attachments hereto, have been executed, delivered and accepted pursuant to a lending transaction negotiated, consummated, and to be performed in Tulsa, Tulsa County, Oklahoma, and are intended to be a contract made under the laws of the State


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of Oklahoma and to be construed in accordance with the laws of said State.
Nothing in this Agreement or any of the other Loan Documents is intended to constitute Lender as a joint venturer with Company or to constitute a partnership.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        FINTUBE TECHNOLOGIES, INC., an Oklahoma
                                        corporation


                                        By: /s/ Larry J. Sims
                                            ------------------------------------

                                        Name:  Larry J. Sims
                                               ---------------------------------
                                                        (Please Print)
                                        Title: President
                                               ---------------------------------


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                                        BANK OF AMERICA, N.A., as Agent

                                        By: /s/ Michael S Reeves
                                            ------------------------------------

                                        Name:  Michael S. Reeves
                                               ---------------------------------
                                                        (Please Print)
                                        Title: Senior Vice President
                                               ---------------------------------


                                        BANK OF AMERICA, N.A., as a Lender and
                                        as Swing Line Lender

                                        By: /s/ Michael S. Reeves
                                            ------------------------------------

                                        Name: Michael S. Reeves
                                              ----------------------------------
                                                        (Please Print)
                                        Title: Senior Vice President
                                               ---------------------------------


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                                        BANK ONE, TEXAS, N.A., as a Lender and
                                        Documentation Agent


                                        By: /s/ Kathy Turner
                                            ------------------------------------

                                        Name: Kathy Turner
                                              ----------------------------------
                                                     (Please Print)
                                        Title: Director
                                               ---------------------------------


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                                        F&M BANK & TRUST COMPANY, as a Lender


                                        By: /s/ John D. Pixley
                                            ------------------------------------

                                        Name: John D. Pixley
                                              ----------------------------------
                                                       (Please Print)
                                        Title: Senior Vice President
                                               ---------------------------------


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                                        MID-FIRST BANK, N.A., as a Lender


                                        By: /s/ Nicholas E. Fitzgerald
                                            ------------------------------------

                                        Name: Nicholas E. Fitzgerald
                                              ----------------------------------
                                                       (Please Print)
                                        Title: Vice President
                                               ---------------------------------


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                                INDEX OF EXHIBITS

Exhibit A         -        Disposition Property

Exhibit B         -        New Mortgage

Exhibit C         -        New Property


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